Rule 497(e)
File Nos. 811-08183 and 333-147743

SCHWAB ONESOURCE ANNUITY®

SUPPLEMENT dated August 12, 2011
to the Prospectus dated May 1, 2011 for the
Variable Annuity-1 Series Account
of First Great-West Life & Annuity Insurance Company

Effective immediately, the description and investment objective for the “Dreyfus Variable Investment Fund Appreciation Portfolio - Initial Shares” on page 13 of the Prospectus is deleted in its entirety and replaced with the following:

“Dreyfus Variable Investment Fund Appreciation Portfolio–Initial Shares seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals, the Portfolio normally invests at least 80% of its assets in common stocks. The Portfolio focuses on “blue-chip” companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These established companies have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth. In choosing stocks, the Portfolio first identifies economic sectors it believes will expand over the next three to five years or longer. Using fundamental analysis, the Portfolio then seeks companies within these sectors that have proven track records and dominant positions in their industries. The Portfolio also may invest in companies which it considers undervalued in terms of earnings, assets or growth prospects. In additional to direct investments, the Portfolio may invest in securities of foreign companies in the form of U.S. dollar-denominated American Depository Receipts (“ADRs”).  ADRs typically are issued by an American bank or trust company and evidence ownership of, and may be converted into, an underlying foreign security.  ADRs are traded in the United States on national securities exchanges and in the over-the-counter market. The Portfolio may purchase ADRs through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. The Sub- Adviser is Fayez Sarofim & Co.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2011. Please keep this supplement for future reference.